UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud,	Switzerland	0-29174	None
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Financial Officer

On August 6, 2024, Logitech International S.A. (the “Company” or “Logitech”) announced that Matteo Anversa will be joining the Company as the Chief Financial Officer, effective on September 1, 2024 (the “Start Date”).

Mr. Anversa, age 52, served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of Gentherm Incorporated, a thermal management technology company, from January 2019 to August 2024. Prior to joining Gentherm, Mr. Anversa served as Executive Vice President and Chief Financial Officer of Myers Industries, Inc., an international manufacturer of polymer-based material handling products and a distributor of tire repair and retread products, from December 2016 to December 2018. Prior to Myers Industries, Mr. Anversa worked since 2013 at Fiat Chrysler Automobiles N.V., a global automobile manufacturer, where he held executive management positions, including Vice President, Group FP&A Fiat Chrysler and Chief Financial Officer for Ferrari SpA where he helped prepare Ferrari for its initial public offering. Mr. Anversa began his career with General Electric Company, a multinational conglomerate, where he held various leadership roles during his 16-year tenure. Mr. Anversa has served as a director of Gabelli Value for Italy (VALU), an Italian company listed on AIM Italia, since March 2018. Mr. Anversa holds a degree in Mechanical Engineering from the University of Parma, Italy.

The material compensatory terms of Mr. Anversa’s employment are set forth in an offer letter dated August 5, 2024. The following summary of the offer letter does not purport to be complete and is subject to and qualified in its entirety by the offer letter filed herewith as Exhibit 10.1 and incorporated herein by reference.

Salary
Mr. Anversa’s annual base salary will be $700,000. Mr. Anversa will be eligible to participate in Logitech’s Leadership Team Bonus Program (the “Bonus Program”), with target payout at 95% of his base salary for a potential total target cash compensation of $1,365,000. For fiscal year 2025 (April 2024 – March 2025), Mr. Anversa’s payout under the Bonus Program will be prorated based upon his Start Date, provided he is an active employee of Logitech on March 31, 2025.

Equity Award
Mr. Anversa will also be eligible to participate in Logitech’s annual equity program. Grants in this annual equity program are subject to market conditions, Company performance and Compensation Committee approval and granted in the form of Performance Share Units (“PSUs”). The annual equity grants for a three-year performance period are generally granted on or about April 15 each year. Due to Mr. Anversa’s Start Date, on October 15, 2024, Mr. Anversa will be eligible to receive a PSU grant of $3,000,000 subject to the terms and conditions of the applicable plan, including vesting requirements, in particular vesting following a three-year performance period, representing a vesting date of May 15, 2027. Thereafter, Mr. Anversa will be eligible to receive an annual PSU grant of $3,000,000 in accordance with the company's regular annual grant schedule and subject to the conditions of the applicable plan.

Replacement Bonus and Awards
As a result of certain compensation that Mr. Anversa forfeited from his prior employer, Mr. Anversa shall also be eligible to receive a “Share and Bonus Buy Out” as follows:
–$1,023,414 in cash to be paid in March 2025 (the “March 2025 Payout Date”);
–an additional bonus payment (the “True Up Payment”) after the filing of Mr. Anversa’s prior employer’s proxy statement in 2025 for its fiscal year ending December 31, 2024, provided that Mr. Anversa’s prior employer’s executive bonus payout is beyond 100%; provided, further, that the maximum True Up will be up to 200%; and
–restricted stock units (“RSUs”) award in the amount of $946,850, which will be granted on the 15th of the month following theStart Date, i.e. September 15, 2024, and will vest in full in March 2026.

The cash portion of the Share and Bonus Buy Out must be repaid to the Company if Mr. Anversa is terminated “for cause” or resigns within 12 months of the March 2025 Payout Date.

Benefits
Mr. Anversa will be entitled to participate in the compensation and benefit programs generally available to Logitech’s executive officers in the United States.

In addition, Mr. Anversa will be entitled to relocation assistance from Michigan to the San Francisco Bay Area and a monthly relocation allowance of $10,000 net per month for up to 12 months as well as current residence sale closing costs assistance of up to $100,000.

Mr. Anversa’s employment with the Company is for no specified period and constitutes at-will employment. Mr. Anversa may resign at any time, for any reason or for no reason, with two (2) months of notice to the Company prior to the effective date of any termination of employment. Except for termination by the Company “for cause,” as such term is defined in the Employment Agreement, the Company agrees to provide Mr. Anversa with nine (9) months of notice prior to the effective date of any termination of employment and Mr. Anversa will be entitled to the acceleration of the RSUs awarded in connection with the Share and Bonus Buy Out if those RSUs have not already vested.

The Company expects to enter into its standard form of indemnification agreement with Mr. Anversa.

Mr. Anversa has no other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no arrangements or understandings between Mr. Anversa and any other persons pursuant to which Mr. Anversa was appointed as Chief Financial Officer, and there are no family relationships between Mr. Anversa and any director or executive officer of the Company.

A copy of the related news release issued by the Company on August 6, 2024 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit	Description
10.1	Offer Letter between Logitech Inc. and Matteo Anversa dated August 5, 2024
10.2	Employment Agreement between Logitech Inc. and Matteo Anversa dated August 5, 2024
99.1	News release issued by Logitech International S.A. dated August 6, 2024
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Johanna (Hanneke) Faber

Johanna (Hanneke) Faber
Chief Executive Officer

/s/ Samantha Harnett

Samantha Harnett
Chief Legal Officer
August 6, 2024